Exhibit 10.15

SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 2, 2021, is entered into by and among Redwire Holdings, LLC, formerly known as Cosmos Acquisition, LLC, a Delaware limited liability company (the “Lead Borrower”), Redwire Intermediate Holdings, LLC, formerly known as Cosmos Finance, LLC, a Delaware limited liability company (the “Parent”), the other Borrowers party hereto from time to time, the other Guarantors party hereto from time to time, Adams Street Credit Advisors LP, as Administrative Agent (in such capacity, including any permitted successors thereto, the “Administrative Agent”) and as Collateral Agent (in such capacity, including any permitted successors thereto, the “Collateral Agent”) and each lender party hereto (which shall constitute the Required Lenders under the Credit Agreement).

W I T N E S S E T H

WHEREAS, on October 28, 2020, Lead Borrower, Parent, the other Borrowers, the other Guarantors, the Lenders (as defined therein) from time to time parties thereto, Collateral Agent and Administrative Agent entered into that certain Credit Agreement (as amended by that certain First Amendment to Credit Agreement, dated as of February 17, 2021, as supplemented by that certain Joinder to Credit Agreement, dated as of March 16, 2021, and as further amended, modified, renewed, extended, restated or supplemented from time to time prior to the date hereof, the “Existing Credit Agreement” and as further modified by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

WHEREAS, Lead Borrower, Parent, the other Borrowers and the other Guarantors have requested that the Administrative Agent and the Lenders amend certain provisions of the Existing Credit Agreement, and, subject to the satisfaction of the conditions set forth herein, the Required Lenders signatory hereto are willing to do so, on the terms set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I. AMENDMENTS

The Loan Parties hereby request the amendment of the Credit Agreement such that, and the Required Lenders party hereto, hereby agree with respect to the Credit Agreement that, in each case, upon the effectiveness of this Amendment:

Section 1.01.    Amendments of Section 1.01. Section 1.01 is hereby revised by:

(a)Amending and restating clause (i) of the last paragraph of the definition of “Consolidated EBITDA” to read in its entirety as follows:

“(i)(x) all amounts added to Consolidated EBITDA pursuant to clauses (a)(vi)(x), (a)(vii)(A) and (a)(vii)(B)(ii) above, together with all amounts added back to Consolidated EBITDA pursuant to Section 1.11(c)(ii), shall not exceed, in the aggregate, 30% of Consolidated EBITDA (determined after giving effect to all such amounts that would be added back pursuant to the foregoing) and (y) all amounts added to Consolidated EBITDA pursuant to clause (a)(vii)(B)(i) above in respect of new contracts shall not exceed, in the aggregate, 30% of Consolidated EBITDA (determined after giving effect to all such amounts that would be added back pursuant to the foregoing) and”.

(b)Amending and restating the defined term set forth below to read in its entirety as follows:

“Qualified Cash” means, as of any date of determination, an amount equal to the aggregate amount of cash and Cash Equivalents (other than Restricted Cash) of the Loan Parties on such date.

(c)Inserting the following definitions in the appropriate alphabetical order therein:

“Second Amendment” means the Second Amendment to Credit Agreement dated as of September 2, 2021, among Lead Borrower, Parent, the other Guarantors party thereto, the financial institutions party thereto as Lenders and the Administrative Agent.

“Second Amendment Effective Date” has the meaning assigned to such term in the Second Amendment.

Section 1.02. Amendment to Section 2.05. Section 2.05(a)(i) and Section 2.05(b)(iii) are amended by replacing all references therein to “Closing Date” with “Second Amendment Effective Date”.

Section 1.03. Amendment to Section 7.11. Section 7.11 is amended and restated to read in its entirety as follows:

“Subject to Section 8.04, permit the Consolidated Total Net Leverage Ratio as of the last day of any Test Period (commencing with the Test Period ending on September 30, 2021) to be greater than 6.50:1.00.”

Section 1.04. Amendment to Section 8.02. Section 8.02(ii) is amended by replacing all references therein to “Closing Date” with “Second Amendment Effective Date”.

ARTICLE II. CONDITIONS PRECEDENT

The effectiveness of this Amendment shall be subject to the satisfaction or waiver (by the Required Lenders) of each of the following conditions (the date of satisfaction or waiver of such conditions being referred to herein as the “Second Amendment Effective Date”):

Section 2.01. Execution. The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Lead Borrower, Parent, the Guarantors, and the Required Lenders party hereto immediately prior to or concurrently with the Second Amendment Effective Date.

Section 2.02. Qualified IPO. A Qualified IPO, on terms previously disclosed to the Administrative Agent, shall have been consummated or will be consummated substantially concurrently with the Second Amendment Effective Date.

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Section 2.03. Representations and Warranties. The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty shall be accurate in all respects).

Section 2.04. Event of Default. No Event of Default exists or shall exist after giving effect to the Second Amendment.

ARTICLE III REPRESENTATIONS AND WARRANTIES

To induce the Administrative Agent and the Required Lenders party hereto to consent to amend the Credit Agreement in the manner provided herein, each Loan Party hereby represents and warrants to the Administrative Agent, the Collateral Agent, and each Required Lender that, as of the Second Amendment Effective Date:

Section 3.01. The execution, delivery and performance by each Loan Party of this Amendment,
(a) have been duly authorized by all necessary corporate or other organizational action, and (b) do not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than as permitted by Section 7.01 of the Amended Credit Agreement), any material order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law; except with respect to any violation, conflict, breach or contravention (but not creation of Liens) referred to in clauses
(ii) and (iii), to the extent that such violation, conflict, breach or contravention would not reasonably be expected to have a Material Adverse Effect..

Section 3.02. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except for (i) approval, consent, exemption, authorization, or other action by, or notice to, or filing necessary to perfect the Liens on the Collateral granted by the Loan Parties in favor of the Secured Parties (or release existing Liens) under applicable U.S. law, (ii) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect (except to the extent not required to be obtained, taken, given or made or in full force and effect pursuant to the Collateral and Guarantee Requirement) and (iii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect.

Section 3.03. This Amendment has been duly executed and delivered by each Loan Party. This Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party in accordance with its terms, except as such enforceability may be limited by applicable Enforcement Qualifications.

ARTICLE IV MISCELLANEOUS

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Section 4.01. Execution of this Amendment. This Amendment is executed and shall be construed as an amendment to the Credit Agreement, and, as provided in the Credit Agreement, this Amendment forms a part thereof. The Loan Parties and the other parties hereto acknowledge that this Amendment shall constitute a Loan Document and on and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents.

Section 4.02. No Waiver; Effect on Loan Documents. This Amendment is made in modification of, but not extinguishment of, the obligations set forth in the Credit Agreement and, except as specifically modified pursuant to the terms of this Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Nothing herein shall limit in any way the rights and remedies of the Administrative Agent and the Secured Parties under the Credit Agreement and the other Loan Documents. Except to the extent permitted or provided for herein, the execution, delivery and performance by the Administrative Agent and the Required Lenders party hereto of this Amendment shall not constitute a waiver, forbearance or other indulgence with respect to any Default or Event of Default now existing or hereafter arising or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Secured Parties under the Loan Documents. To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby

Section 4.03. Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Amendment or a signature page of any notice, certificate, document, agreement or instrument in respect thereof by facsimile transmission or electronic transmission (including “pdf”) shall be as effective as delivery of a manually executed counterpart hereof or thereof, as applicable. The words “execution,” “signed,” “signature,” and words of similar import in this Amendment or any notice, certificate, document, agreement or instrument in respect thereof shall be deemed to include electronic or digital signatures or the keeping of records in electronic form, each of which shall be of the same effect, validity and enforceability as manually executed signatures or a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000, the Electronic Signatures and Records Act of 1999, or any other similar state Laws based on the Uniform Electronic Transactions Act.

Section 4.04. Entire Agreement. This Amendment embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof involving any Loan Party and any of the Administrative Agent, any Lender or any of their respective Affiliates. Upon the effectiveness of this Amendment as set forth in Article II of this Amendment, this Amendment shall be binding upon and inure to the benefit of the parties hereto and, subject to and in accordance with Section
10.07 of the Credit Agreement, their respective successors and assigns.

Section 4.05.    Governing Law; Waiver of Jury Trial. Each of the parties hereto hereby agrees that Sections 10.15 and 10.16 of the Existing Credit Agreement are incorporated by reference herein,

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mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

Section 4.06. Severability. Any provision of this Amendment being held illegal, invalid or unenforceable in any jurisdiction shall not affect any part of such provision not held illegal, invalid or unenforceable, any other provision of this Amendment or any part of such provision in any other jurisdiction.

Section 4.07. Headings. Section headings herein are included herein for convenience of reference only and shall not affect the interpretation of this Agreement.

Section 4.08. Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 the Credit Agreement.

Section 4.09. Reaffirmation of Obligations. Each Loan Party, subject to the terms and limits contained herein and in the Loan Documents, (a) has incurred or guaranteed the Secured Obligations and all of its Obligations shall remain in full force and effect on a continuous basis after giving effect to this Amendment, (b) acknowledges and agrees that nothing in this Amendment shall constitute a novation or termination of such Obligations and (c) has created Liens and security interests in favor of the Collateral Agent on certain of its Collateral to secure its obligations hereunder. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to this Amendment. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, the payment and performance of the Obligations, as the case may be, including without limitation the payment and performance of all such applicable Obligations that are joint and several obligations of each Loan Party now or hereafter existing.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

REDWIRE INTERMEDIATE HOLDINGS, LLC, as Parent

By: /s/ William Read
Name: William Read
Title: Chief Financial Officer

REDWIRE HOLDINGS, LLC, as the Lead Borrower

By: /s/ William Read
Name: William Read
Title: Chief Financial Officer

IN SPACE GROUP, INC.
REDWIRE SPACE, INC.
MADE IN SPACE EUROPE, LLC
ADCOLE SPACE, LLC
DEEP SPACE SYSTEMS INC.
ROCCOR, LLC
OAKMAN AEROSPACE, LLC
LOADPATH, LLC
DEPLOY ABLE SPACE SYSTEMS, INC.

By: /s/ William Read
Name: William Read
Title: Chief Financial Officer

[Signature Pageto Second Amendment lo Credit Agreement(Redwire)}

ADAMS STREET CREDIT ADVISORS LP,
as Administrative Agent and Collateral Agent

By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to Second Amendment to Credit Agreement (Redwire)]

ASP PC II FACILITATION LLC,
as a Lender

By: ADAMS STREET PRIVATE CREDIT
FUND II-A LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ADAMS STREET PRIVATE CREDIT
FUND II-B LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

ASP PC II LEV FACILITATION LLC,
as a Lender

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Secretary and Corporate Vice President

ASP PIF LEV FACILITATION LLC,
as a Lender

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Assistant Secretary and Corporate Vice President

[Signature Page to Second Amendment to Credit Agreement (Redwire)]

ADAMS STREET (KOC) LLC, as a
Lender

By: Adams Street Credit Advisors LP, its manager
By: Adams Street Credit Advisors GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

ADAMS STREET SHBNPP US SENIOR
SECURED FUND LP, as a Lender

By: ASP SHBNPP GP Management LP, its general partner
By: Adams Street Private Credit Fund GP- GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to Second Amendment to Credit Agreement (Redwire)]

ASP SPC II FACILITATION LLC, as a
Lender

By: ASP SR PRIVATE CREDIT FUND II-A
LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ASP SR PRIVATE CREDIT FUND II-B
LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

By: ASP SR PRIVATE CREDIT FUND II-C
LP, its member
By: Adams Street Private Credit Fund II GP LP, its general partner
By: Adams Street Private Credit Fund GP-GP LLC, its general partner
By: Adams Street Partners, LLC, its member

By: /s/ Eric R. Mansell
Name: Eric R. Mansell
Title: Executive Vice President

[Signature Page to Second Amendment to Credit Agreement (Redwire)]